Exhibit 10.1
NINTH AMENDMENT TO CREDIT AGREEMENT
This NINTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 8, 2021, is entered into by and among INTERCONTINENTAL EXCHANGE, INC., a Delaware corporation (the “Borrower”), the Lenders (as hereinafter defined) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.
RECITALS
A.    The Borrower, the several lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are party to the Credit Agreement, dated as of April 3, 2014 (as amended by the First Amendment to Credit Agreement, dated as of May 15, 2015, the Second Amendment to Credit Agreement, dated as of November 9, 2015, the Third Amendment to Credit Agreement, dated as of November 13, 2015, the Fourth Amendment to Credit Agreement, dated as of August 18, 2017, the Fifth Amendment to Credit Agreement, dated as of August 18, 2017, the Sixth Amendment to Credit Agreement, dated as of August 9, 2018, the Seventh Amendment to Credit Agreement, dated as of August 14, 2020, and the Eighth Amendment to Credit Agreement, dated as of August 21, 2020, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement as amended by this Amendment.
B.    The Borrower has requested that the Lenders amend the Credit Agreement and the Required Lenders are willing to consent to such amendments to the Credit Agreement on the terms and subject to conditions set forth herein.
C.    In connection with this Amendment, the Ninth Amendment Increasing Lender (as hereinafter defined) desires to establish Additional Commitments pursuant to Section 2.20 of the Credit Agreement on the terms and subject to the conditions set forth herein.
STATEMENT OF AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
1.1Section 2.20(a) of the Credit Agreement is hereby amended and restated in its entirety as followed:
“(a)    General. From time to time on and after the Eighth Amendment Effective Date and prior to the Final Termination Date, the Borrower may, upon at least 15 days’ notice to the Administrative Agent (which shall promptly provide a copy of such notice to the Lenders), propose to increase the aggregate amount of the Revolving Commitments of any Class by an amount which (i) is not less than $100,000,000 (or such smaller amount as the Administrative Agent may consent to in its sole discretion) or, if greater, an integral multiple of $10,000,000 in excess thereof, with respect to any such request and (ii) when aggregated with all prior and concurrent increases in the Revolving Commitments of all Classes pursuant to this Section 2.20 (including the Additional Commitments expressly contemplated by the Eighth Amendment), is not in excess of $1,000,000,000. The Borrower may increase the aggregate amount of the Revolving Commitments by (x) having another lender or lenders (each, an “Additional Lender”) become party to this Agreement, (y) agreeing with any Lender (with the consent of such Lender in its sole discretion) to increase its Revolving Commitment hereunder (each, an “Increasing Lender”) or (z) a combination of the procedures described in clauses (x) and (y) of this sentence; provided that no Lender shall be obligated to increase its Revolving Commitment without its consent.”
1.2Schedule 1.1(a) of the Credit Agreement is hereby amended by replacing the Commitments of the Lenders set forth thereon with the Commitments of the Lenders set forth on Exhibit A attached to this Amendment.
ARTICLE II
ADDITIONAL COMMITMENTS; REBALANCING OF REVOLVING LOANS
2.1The parties hereto agree that (i) the Lender identified on the signature pages hereto as the “Ninth Amendment Increasing Lender” (the “Ninth Amendment Increasing Lender”) desires to increase the aggregate Commitments by the establishment of Additional Commitments, (ii) such Additional Commitments shall be effective as of Ninth Amendment Effective Date (and shall reduce the amount by which the Borrower may propose to increase the aggregate Revolving Commitments of any Class under Section 2.20 of the Credit Agreement after the Ninth Amendment Effective Date) and (iii) the relevant requirements set forth in Section 2.20 of the Credit Agreement are deemed satisfied with respect to such Additional Commitments. For the avoidance of doubt, the aggregate Additional Commitments added pursuant to this Section 2.1 are equal to $50,000,000 and the Commitments of all Lenders, after giving effect to the establishment of such Additional Commitments, are as reflected on Exhibit A attached hereto. For the avoidance of doubt, the Ninth Amendment Increasing Lender shall be an “Eighth Amendment Consenting Lender” for all purposes under the Credit Agreement and the Credit Documents with respect to its entire Commitment.
2.2On the Ninth Amendment Effective Date, for each Class of Revolving Loans that are outstanding as of such date, (i) the Ninth Amendment Increasing Lender shall deliver to the Administrative Agent cash in an aggregate amount equal to (A) the outstanding principal amount of the Loans of such Class and interest thereon multiplied by such Ninth Amendment Increasing Lender’s Commitment for such Class divided by the aggregate amount of all Commitments for such Class minus (B) the aggregate principal amount of Loans made by such Ninth Amendment Increasing Lender for such Class and interest thereon and (ii) from the cash delivered by the Ninth Amendment Increasing Lender pursuant to the preceding clause (i), if any, the
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Administrative Agent shall distribute to each Lender cash in an aggregate amount equal to (A) the aggregate principal amount of Loans made by such Lender for each Class and interest thereon minus (B) the aggregate outstanding principal amount of the Loans of such Class and interest thereon multiplied by such Lender’s Commitment for such Class divided by the aggregate amount of all Commitments for such Class. The parties acknowledge and agree that the payments to be made pursuant to the preceding sentence are intended to be an administrative convenience to give effect to Section 2.20(c)(ii) of the Credit Agreement, such that the payments made by the Ninth Amendment Increasing Lender pursuant to clause (i) of the preceding sentence constitute new Loans of the applicable Class, and the payments made to the Lenders pursuant to clause (ii) of the preceding sentence constitute repayments of outstanding Loans of the applicable Class. The Borrower agrees to pay all amounts payable under Section 2.17 of the Credit Agreement (if any) as a result of the deemed repayments made pursuant to this Section 2.2.
2.3Effective as of the Ninth Amendment Effective Date, the participations in the Letters of Credit and Swingline Loans under the Credit Agreement shall be adjusted to give effect to any change in the Commitments and Revolving Credit Exposure of any Lender as a result of this Amendment.
ARTICLE III
CONDITIONS OF EFFECTIVENESS
3.1The amendments set forth in Article I and the Additional Commitments set forth in Article II shall become effective as of the date (the “Ninth Amendment Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:
(a)The Administrative Agent shall have received an executed counterpart of this Amendment from each of the Borrower, the Ninth Amendment Increasing Lender and such other Lenders constituting the Required Lenders.
(b)The Borrower shall have delivered to the Administrative Agent a certificate signed by the Corporate Secretary of the Borrower certifying and attaching the resolutions adopted by the Borrower approving or consenting to this Amendment and the increase in the aggregate Commitments hereby.
(c)The Borrower shall have delivered to the Administrative Agent a certificate, signed by a Responsible Officer of the Borrower, certifying as to the matters set forth in Article IV of this Amendment.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
The Borrower hereby represents and warrants, on and as of the Ninth Amendment Effective Date, that (i) the representations and warranties contained in the Credit Agreement
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(except the representation set forth in Section 4.8 thereof with respect to clauses (i) and (ii) of the definition of “Material Adverse Effect” only) and the other Credit Documents qualified as to materiality are true and correct and those not so qualified are true and correct in all material respects, both immediately before and immediately after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct (if qualified as to materiality) or true and correct in all material respects (if not so qualified), in each case only on and as of such specific date), (ii) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, by general equitable principles or by principles of good faith and fair dealing (regardless of whether enforcement is sought in equity or at law) and (iii) no Default or Event of Default shall have occurred and be continuing on the Ninth Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment and the transactions contemplated hereby.
ARTICLE V
ACKNOWLEDGEMENT AND CONFIRMATION
Each party to this Amendment hereby confirms and agrees that, after giving effect to this Amendment and the amendments contemplated hereby, and except as expressly modified hereby, the Credit Agreement and the other Credit Documents to which it is a party remain in full force and effect and enforceable against such party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect.
ARTICLE VI
MISCELLANEOUS
6.1Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).
6.2Credit Document. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and the other Credit Documents as amended hereby. This Amendment is limited to the matters expressly set forth herein and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.
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6.3Expenses. The Borrower shall pay all reasonable and documented out-of-pocket fees and expenses of counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment.
6.4Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.
6.5Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.
6.6Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.
6.7Counterparts; Integration. This Amendment may be executed and delivered via facsimile or electronic mail with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed letter which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed letter converted into another format, for transmission, delivery and/or retention. This Amendment constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

INTERCONTINENTAL EXCHANGE INC.

By:     /s/ Martin Hunter
Name:     Martin Hunter
Title:     SVP, Tax & Treasurer

SIGNATURE PAGE TO
NINTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Primary Administrative Agent, the Multicurrency Agent, an Issuing Lender, a Swingline Lender and a Lender

By:     /s/ Jocelyn Boll
Name:     Jocelyn Boll
Title:     Managing Director

SIGNATURE PAGE TO
NINTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as the Backup Administrative Agent, a Swingline Lender and a Lender

By:     /s/ Sherman Wong
Name:     Sherman Wong
Title:     Director

SIGNATURE PAGE TO
NINTH AMENDMENT TO CREDIT AGREEMENT

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By:     /s/ Raymond Quiao
Name:      Raymond Qiao
Title:     Executive Vice President

SIGNATURE PAGE TO
NINTH AMENDMENT TO CREDIT AGREEMENT

J.P. MORGAN CHASE BANK, N.A., as a Lender

By:     /s/ Courtney Furillo
Name:      Courtney Furillo
Title:     Vice President

MUFG BANK, LTD., as a Lender

By:     /s/ Jacob Ulevich
Name:      Jacob Ulevich
Title:     Director

CITIBANK, N.A., as a Lender

By:     /s/ Ciaran Small
Name:     Ciaran Small
Title:     Vice President

CREDIT SUISSE AG, NEW YORK BRANCH, as a Lender

By:     /s/ Doreen Barr
Name:     Doreen Barr
Title:     Authorized Signatory

By:     /s/ Andrew Griffin
Name:     Andrew Griffin
Title:     Authorized Signatory

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender

By:     /s/ Cara Younger
Name:     Cara Younger
Title:     Executive Director

By: /s/ Andrew Pargament
Name:      Andrew Pargament
Title:     Executive Director

BANK OF MONTREAL, as a Lender

By:     /s/ Kathryn Huszagh
Name:      Kathryn Huszagh
Title:     Vice President

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:     /s/ Jose A. Rosado
Name:      Jose A. Rosado
Title:     Senior Vice President

MIZUHO BANK, LTD., as a Lender

By:     /s/ Donna DeMagistris
Name:      Donna DeMagistris
Title:     Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:     /s/ Devin Faddoul
Name:      Devin Faddoul
Title:     Assistant Vice President

CHINA CONSTRUCTION BANK CORPORATION, NEW YORK BRANCH, as the Ninth Amendment Increasing Lender

By:     /s/ Suosheng Li
Name:      Suosheng Li
Title:     General Manager

SIGNATURE PAGE TO
NINTH AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Lender

By:     /s/ Dan Martis
Name:      Dan Martis
Title:     Authorized Signatory

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as a Lender

By:     /s/ Jeffrey Roth
Name:      Jeffrey Roth
Title:     Executive Director

By:     /s/ Dan Dai
Name:      Dan Dai
Title:     Executive Director

SOCIETE GENERALE, as a Lender

By:     /s/ Arun Bansal
Name:      Arun Bansal
Title:     Managing Director

Exhibit A
Commitments

Lender	Multicurrency Commitment	Dollar Commitment
Eighth Amendment Consenting Lenders
Wells Fargo Bank, National Association	$300,000,000	--
Bank of America, N.A.	$300,000,000	--
Bank of China, New York Branch	--	$300,000,000
JPMorgan Chase Bank, N.A.	$300,000,000	--
MUFG Bank, Ltd.	$300,000,000	--
Citibank, N.A.	$275,000,000	--
Credit Suisse AG, New York Branch	$275,000,000	--
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$225,000,000	--
Bank of Montreal	$225,000,000	--
Fifth Third Bank, National Association	$225,000,000	--
Mizuho Bank, Ltd.	$225,000,000	--
PNC Bank, National Association	$225,000,000	--
China Construction Bank Corporation New York Branch	$150,000,000
Goldman Sachs Bank USA	$150,000,000	--
Industrial and Commercial Bank of China Limited, New York Branch	$150,000,000	--
Société Générale	$150,000,000	--
Total	$3,475,000,000	$300,000,000